LOSS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2025
Loss Per Share
SCHEDULE OF LOSS PER SHARE

	Year Ended December 31
	2025	2024	2023

Net loss for the year attributable to A2Z’s shareholders	$37,735	$16,996	$16,061
Weighted average number of ordinary shares	36,958,606	21,369,527	13,899,212
Basic and diluted loss per share from continued operations	$0.96	$0.71	$1.10
Basic and diluted loss per share from discontinued operations	$0.07	$0.09	$0.06